UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2022

UNITY SOFTWARE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39497	27-0334803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 3rd Street
San Francisco, California 94103‑3104
(Address, including zip code, of principal executive offices)
(415) 539‑3162
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.000005 par value	U	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 1, 2022, Unity Software Inc. (the “Company") appointed Mark Barrysmith, its Chief Accounting Officer, as the Company's principal accounting officer.
Mr. Barrysmith, age 50, has served as the Company’s Chief Accounting Officer since May 2022. From May 2015 until May 2022, he served in various roles at Amazon.com, Inc., a multinational technology company, most recently as Vice President, Corporate Controller. Previously, Mr. Barrysmith was a partner at KPMG US LLP, a multinational professional services network, and a Professional Accounting Fellow at the U.S. Securities and Exchange Commission. He holds a B.S. in Accounting from California State University, Fresno.
Mr. Barrysmith will participate in the Company’s Key Employee Severance Plan (the “Plan”). The Plan provides that in the period of three months prior to or 12 months following a change of control event, participants are entitled to acceleration of 50% of the then-unvested portion of any option or other equity award if they are terminated without cause or resign for good reason.
The Company’s Senior Vice President and Chief Financial Officer, Luis Visoso, who was previously serving as both principal financial officer and principal accounting officer, will continue serving as the Company's principal financial officer.
In addition, on December 1, 2022, the Company’s Board of Directors determined that due to changes in the Company’s internal reporting structure, Ingrid Lestiyo, Senior Vice President and General Manager, Operate Solutions, was no longer an “executive officer” of the Company as such term is defined in Rule 3b-7 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or as an “officer” of the Company for the purposes of Section 16 of the Exchange Act. Ms. Lestiyo will continue her employment with the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY SOFTWARE INC.

Date: December 1, 2022	By:	/s/ John Riccitiello
John Riccitiello
Chief Executive Officer